UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2012

IXIA

(Exact name of Registrant as specified in its charter)

California	000-31523	95-4635982
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

26601 W. Agoura Road, Calabasas, California 91302

(Address, including zip code, of principal executive offices)

(818) 871-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of President and Chief Executive Officer

On March 15, 2012, Ixia (the “Company”) and Atul Bhatnagar, President and Chief Executive Officer of the Company, mutually agreed that Mr. Bhatnagar would resign as President and Chief Executive Officer of the Company effective as of May 10, 2012, the date of the Company’s 2012 annual meeting of shareholders ( the “Annual Meeting”). In connection with his departure, Mr. Bhatnagar will not stand for reelection to the Company’s board of directors (the “Board”) when his term ends at the Annual Meeting. Mr. Bhatnagar is eligible to receive severance benefits under the Company’s Officer Severance Plan (as Amended and Restated effective January 1, 2009) (the “2009 Severance Plan”), subject to compliance with the terms and conditions of the 2009 Severance Plan. The 2009 Severance Plan is described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2011 and was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 7, 2009.

Appointment of Chief Operating Officer

On March 16, 2012, the Board appointed Victor Alston as Chief Operating Officer of the Company, effective immediately. The Board also appointed Mr. Alston as President and Chief Executive Officer of the Company, to succeed Mr. Bhatnagar and effective upon his departure on May 10, 2012, at which time Mr. Alston will cease to serve as Chief Operating Officer. The Company also announced that Mr. Alston will stand for election to the Board at the Annual Meeting. Mr. Alston is 40 years old and joined the Company as Vice President, Application Development in August 2004. He became Vice President, Engineering in April 2006 and was appointed as an executive officer in that position in June 2006. From June 2007 until his appointment as Chief Operating Officer, Mr. Alston served as Senior Vice President, Product Development. There are no family relationships between Mr. Alston and any other director or executive officer of the Company, and there have been no transactions between Mr. Alston and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

As of the date of this report, no new compensatory arrangements have been entered into with Mr. Alston in connection with his appointment as Chief Operating Officer or as President and Chief Executive Officer, effective as of the date of the Annual Meeting. To the extent Mr. Alston enters into new compensation arrangements, the material terms of such arrangements will be disclosed in a subsequent filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXIA

Date: March 19, 2012	By:	/s/ Ronald W. Buckly
Ronald W. Buckly
Senior Vice President, Corporate Affairs and General Counsel

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